UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2017

CASI PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20713	58-1959440
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip Code)

(240) 864-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 20, 2017, CASI Pharmaceuticals, Inc. (the “Company”) entered into a Third Amendment to Secured Promissory Note (the “Third Amendment”) with Talon Therapeutics, Inc. (“Talon”), an affiliate of Spectrum Pharmaceuticals, Inc.

As previously reported, the Company delivered to Talon a $1.5 million Secured Promissory Note on September 17, 2014 (the “Note”), and amended on September 28, 2015 (the “First Amendment”) and December 13, 2016 (the “Second Amendment”), in connection with the exclusive license to the commercial oncology drug, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) in greater China.

The Note had a maturity date of March 17, 2016. Pursuant to the First Amendment, the Company and Talon agreed to change the maturity date of the Note to March 17, 2017. Pursuant to the Second Amendment, the Company and Talon agreed to change the maturity date of the Note to March 17, 2018. Pursuant to the Third Amendment, the Company and Talon agreed to change the maturity date of the Note to September 17, 2019. All other terms remain the same. A copy of the Third Amendment is filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Secured Promissory Note, dated as of September 17, 2014, issued to Talon Therapeutics, Inc. (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on September 19, 2014)

4.2	First Amendment to Secured Promissory Note, dated as of September 28, 2015, by and between the Company and Talon Therapeutics, Inc. (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed on October 1, 2015.

4.3	Second Amendment to Secured Promissory Note, dated as of December 13, 2016, by and between the Company and Talon Therapeutics, Inc. (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K filed on December 16, 2016.

4.4	Third Amendment to Secured Promissory Note, dated as of December 20, 2017, by and between the Company and Talon Therapeutics, Inc. (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.

/s/ Cynthia W. Hu
Cynthia W. Hu
Chief Operating Officer, General Counsel & Secretary

Date: December 22, 2017